                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  333-123257

                            MARKET VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  SEPTEMBER 30

Date of reporting period: SEPTEMBER 30, 2013

Item 1. Report to Shareholders

ANNUAL REPORT S e p t e m b e r 3 0 , 2 0 1 3

MARKET VECTORS
INDUSTRY ETFs

MARKET VECTORS
BROAD-BASED U.S. ETF

The information contained in the management discussion represents the opinions of Market Vectors ETFs and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of Market Vectors ETFs are as of September 30, 2013, and are subject to change.

MARKET VECTORS INDUSTRY AND BROAD-BASED U.S. ETFs

Dear Shareholder:

We are pleased to present this annual report for the seven industry exchange-traded funds (ETFs) and one broad-based U.S. equity ETF of the Market Vectors ETF Trust for the 12-month period ended September 30, 2013.

The Wide Moat Concept Continues To Secure Its Position

Market Vectors Wide Moat ETF (MOAT), which seeks to track, before fees and expenses, the Morningstar® Wide Moat Focus IndexSM*, has now been in our suite of ETFs since its launch on April 24, 2012. Investor interest in MOAT has continued to grow. Now, with $364.4 million in assets under management (AUM), an increase in assets of approximately 446% over the past 12 months, MOAT has been the most successful of the Market Vectors Industry and Broad-Based U.S. ETFs in terms of increase in asset growth.

Economic Moat: The Five Sources of Sustainable Competitive Advantage

Image Source: Morningstar. Companies listed not necessarily representative of current index composition.

Since 2002, Morningstar has made the “moat concept” the cornerstone of its equity research process. The index selects the 20 most attractively priced wide moat stocks, according to Morningstar. A Wide Moat company is defined by Morningstar as one with a sustainable competitive advantage, driven by five sources of moats - intangible assets, cost advantage, switching costs, network effect and efficient scale.

For more information on Morningstar’s time-tested approach and to subscribe to monthly updates on MOAT, visit our Wide Moat page at www.vaneck.com/special/moat.

1

MARKET VECTORS INDUSTRY AND BROAD-BASED U.S. ETFs

Going forward, we will, as always, continue to seek out and evaluate the most attractive opportunities for you as a shareholder, and we encourage you stay in touch with us through the videos, email subscriptions and podcasts available on our website (www.vaneck.com). Should you have any questions, please contact us at 1.888.MKT.VCTR or visit www.marketvectorsetfs.com.

Thank you for participating in the Market Vectors ETF Trust. On the following pages, you will find the performance record of each of the funds for the 12 months ended September 30, 2013. You will also find their financial statements. We value your continuing confidence in us and look forward to helping you meet your investment goals in future.

Jan F. van Eck

Trustee and President

Market Vectors ETF Trust

October 14, 2013

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

*	The index is a rules-based, equal-weighted index intended to offer exposure to the 20 most attractively priced companies with sustainable competitive advantages according to Morningstar’s equity research team.

2

Management Discussion

The entire suite of Market Vectors Industry and Broad-Based U.S. ETFs realized positive performance in the 12 months ended September 30, 2013, with all eight funds posting gains in excess of 20%. The Market Vectors Biotech ETF posted an impressive total return of 53.55%, with the Market Vectors Gaming ETF not far behind providing a total return of 44.14%. All funds outperformed the S&P 500’s‡ 19.34% gain over the same period, with even the least well-performing of the eight funds, the Market Vectors Pharmaceutical ETF, providing a total return of 22.44%.

Source: Van Eck Global. Returns based on NAV. The performance data quoted represents past performance. Past performance is not a guarantee of future results.

Broad-Based U.S. Equity ETF

Wide Moat

For the period Market Vectors Wide Moat ETF outperformed the S&P 500 Index by over 7%. The Fund’s outperformance was driven substantially by its exposure in Facebook, Inc. (sold by Fund by end of period) which was removed from the portfolio in the third quarter of 2013. Other top contributors to the fund’s outperformance include The Bank of New York Mellon Corp. (4.8% of Fund net assets†) and Applied Materials, Inc. (sold by Fund by end of period). The top detractors from Fund performance for the period were Weight Watchers International, Inc. (5.0% of Fund net assets†), Exelon Corporation (4.9% of Fund net assets†), and Covidien PLC (4.9% of Fund net assets†).

3

MARKET VECTORS INDUSTRY AND BROAD-BASED U.S. ETFs

Industry ETFs

Bank and Brokerage

Despite the Fed’s announcement in June of a possible “taper” later in 2013i, its stimulus program remained in place through September 30, 2013. The continuation of historically low interest rates over the last six months, despite a sharp spike after the Fed’s announcement, has remained a catalyst for performance for bank and brokerage stocks. While U.S.-listed stocks made the largest contribution to the Fund’s 12-month performance, stocks from all nine other countries in which the Fund was invested, except for India, made positive contributions to its overall total return.

Biotech

On the back of continuing acquisitions, technological advances and even the launch of drugs by some of biotech companies themselvesii, the biotech industry has been a very strong performer over the past 12 months. Indeed, with a return of 53.55%, the Fund has vastly outpaced the broad U.S. market. Gilead Sciences, Inc. (12.8% of Fund net assets†) and Celgene Corporation (8.4% of Fund net assets†) both made particularly significant contributions to the Fund’s total return. One previous area of uncertainty for the industry, the case before the U.S. Supreme Court to determine whether human genes could be patented, was clarified when the justices ruled that they could notiii. And, at the time, it was reported that the ruling may not have a major impactiv.

Environmental Services

Although environmental services companies deliver services that remain essential throughout all economic cycles, historically they have benefited not only from overall economic growth, but also, in particular, from that of both the home-building and construction industries. In the past 12 months, they have, therefore, benefitted from the pickup in both the overall economy and in construction - commercialv and residentialvi. While U.S. stocks accounted for the majority of the Fund’s total return of 27.67%, a sizeable, if not large, proportion of it also came from France, with Canadian stocks only making a very small contribution to overall return.

Gaming

The gaming industry continues to enjoy strong performance both in the U.S. and abroad. Gaming is global, stretching either way around the globe from Las Vegas to Macau, and these two centers continue to dominate the industry. Stocks from the U.S. and Hong Kong (gaming companies in Macau) were, by far, the most significant contributors to the Fund’s overall performance. No matter how industry players regard the Internet, either as a threat or opportunityvii, it will still have a profound effect upon the industry. This may be especially true in light of the very limited number of licenses currently availableviii.

Pharmaceutical

The pharmaceutical industry continued to perform well in the second six months of the Fund’s financial year, leading it to post a creditable total return for the 12-month period of 22.44%. All countries apart from Israel contributed positively, with the U.S. contributing most substantially to the Fund’s overall performance. After the U.S. Supreme Court heard arguments, in March, in the so-called “Pay-for-Delay” case that challenged the industry’s practice of negotiating cash payments with generic drug manufacturers, the justices ruled in mid-June that the Federal Trade Commission can sue pharmaceutical companies for potential antitrust violationsix. While the ruling will most probably benefit consumers, it remains to be seen what effect it has on the pharmaceutical industry.

4

Retail

The six months ended September 30, 2013 brought with them continuing positive performance and the Fund returned 25.69% for the full 12-month period. Consumer confidence (as measured by Conference Board Consumer Confidence Index®), rose from 70.3x to 79.7xi over the course of this last period. Within the industry, however, there was a wide range of performance among its subsectors. While specialty retail stocks produced the best returns, and food & staples retailing provided a useful contribution to total return, the multiline retailers contributed just a small percentage to the Fund’s overall performance.

Semiconductor

The semiconductor industry continued to return market-beating performance overall. Over the last six months, sales have demonstrated considerable strength. In the first three months of this period, sales increased 6% from the first quarter of the yearxii. Thereafter, reported sales in July in all regions and across all product categories showed particular strength, recording their highest level for 2013xiii. Although contributing the most to the Fund’s 12-month total return, the industry’s positive performance was not restricted to the U.S. alone, with stocks from Taiwan, the U.K., the Netherlands, and Singapore all making positive contributions.

†	All Fund assets referenced are Total Net Assets as of September 30, 2013.

‡	S&P® 500 Index, calculated with dividends reinvested, consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

[i]	Financial Times: US Economy not ready for tapering, says Fed official, http://www.ft.com/intl/cms/s/0/04c492f8-2457-11e3-8905-00144feab7de.html#axzz2fohcO7XT

ii	The Wall Street Transcript: The Driving Forces Behind Biotech’s Outperformance: Companies Launch Drugs Themselves, Continue to Get Acquired by Big Pharma for Late-State Pipeline, http://finance.yahoo.com/news/driving-forces-behind-biotechs-outperformance-151600436.html

iii	New York Times: Justices, 9-0, Bar Patenting Human Genes, http://www.nytimes.com/2013/06/14/us/supreme-court-rules-human-genes-may-not-be-patented.html?_r=0

iv	GenomeWeb.com - Pharmacogenomics Reporter: Innovation Boom or Bust? Industry Gauges Impact of SCOTUS Ruling on Gene Patents, http://www.genomeweb.com/clinical-genomics/innovation-boom-or-bust-industry-gauges-impact-scotus-ruling-gene-patents

[v]	Buildings: FM Cost Trends: Commercial Construction and Public Spending, http://www.buildings.com/article-details/articleid/16259/title/fm-cost-trends-commercial-construction-and-public-spending.aspx

vi	U.S. Census News. Joint Release U.S. Department of Housing and Urban Development, http://www.census.gov/construction/nrc/pdf/newresconst.pdf

vii	gaming today: Maybe Global Gaming Expo (G2E) unites us, http://www.gamingtoday.com/industry/article/43356-Maybe_Global_Gaming_Expo_G2E_unites_us

viii	Ibid.

ix	New York Times: Supreme Court Lets Regulators Sue Over Generic Drug Deals, http://www.nytimes.com/2013/06/18/business/supreme-court-says-drug-makers-can-be-sued-over-pay-for-delay-deals.html

[x]	Consumer Confidence Survey(r): The Conference Hoard Consumer Confidence Index(r) Increases in September. Index Improves Nine Points, http://www.conference-board.org/press/pressdetail.cfm?pressid=4605

xi	Consumer Confidence Survey(r): The Conference Hoard Consumer Confidence Index(r) Falls Slightly, http://www.conference-board.org/data/consumerconfidence.cfm

xii	Semiconductor Industry Association: Quarterly Semiconductor Sales Increase 6 Percent, Outperform Industry Forecast, http://www.semiconductors.org/news/2013/08/05/global_sales_report_2013/quarterly_semiconductor_sales_increase_6_percent_outperform_ industry_forecast/

xiii	Semiconductor Industry Association: Global Semiconductor Industry Posts Highest Sales Total of 2013 in July, http://www.semiconductors.org/news/2013/09/03/global_sales_report_2013/global_semiconductor_industry_posts_highest_sales_total_of_2013 _in_july/
5

BANK AND BROKERAGE ETF (RKH)

PERFORMANCE COMPARISON

September 30, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVRKHTR[2]
One Year	29.83%	29.37%	28.96%
Life* (annualized)	28.98%	28.10%	27.73%
Life* (cumulative)	57.34%	55.42%	54.64%

*since 12/20/11

Commencement date for the Market Vectors Bank and Brokerage ETF was 12/20/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/20/11) to the first day of secondary market trading in shares of the Fund (12/21/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results.

Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.89% / Net Expense Ratio 0.36%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least February 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Market Vectors US Listed Bank and Brokerage 25 Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG (formerly known as Structured Solutions AG) to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Bank and Brokerage ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

6

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors US Listed Bank and Brokerage 25 Index (MVRKHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the largest and the most liquid common stocks and depositary receipts of U.S. exchange-listed companies engaged primarily on a global basis that derive the majority of their revenues from banking, which includes a broad range of financial services such as investment banking, brokerage services and corporate lending to large institutions.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Bank and Brokerage ETF (RKH)

Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for RKH is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	December 21, 2011* through September 30, 2013
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	1	0.2%
Greater than or Equal to 0.5% And Less Than 1.0%	6	1.3%
Greater than or Equal to 0.0% And Less Than 0.5%	220	49.4%
Greater than or Equal to -0.5% And Less Than 0.0%	212	47.6%
Greater than or Equal to -1.0% And Less Than -0.5%	4	0.9%
Greater than or Equal to -1.5% And Less Than -1.0%	2	0.4%
Greater than or Equal to -2.0% And Less Than -1.5%	1	0.2%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%
	446	100.0%

*	First day of secondary market trading.
7

BIOTECH ETF (BBH)

PERFORMANCE COMPARISON

September 30, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVBBHTR[2]
One Year	53.47%	53.55%	53.80%
Life* (annualized)	61.78%	61.70%	62.02%
Life* (cumulative)	135.53%	135.33%	136.15%

* since 12/20/11

Commencement date for the Market Vectors Biotech ETF was 12/20/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/20/11) to the first day of secondary market trading in shares of the Fund (12/21/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results.

Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.41% / Net Expense Ratio 0.35%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least February 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Market Vectors US Listed Biotech 25 Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG (formerly known as Structured Solutions AG) to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Biotech ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

8

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors US Listed Biotech 25 Index (MVBBHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the largest and the most liquid common stocks and depositary receipts of U.S. exchange-listed companies that derive most of their revenues from biotechnology, which includes biotechnology research and development as well as production, marketing and sales of drugs based on genetic analysis and diagnostic equipment.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Biotech ETF (BBH)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for BBH is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	December 21, 2011* through September 30, 2013
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	1	0.2%
Greater than or Equal to 1.0% And Less Than 1.5%	1	0.2%
Greater than or Equal to 0.5% And Less Than 1.0%	0	0.0%
Greater than or Equal to 0.0% And Less Than 0.5%	298	66.9%
Greater than or Equal to -0.5% And Less Than 0.0%	145	32.5%
Greater than or Equal to -1.0% And Less Than -0.5%	1	0.2%
Greater than or Equal to -1.5% And Less Than -1.0%	0	0.0%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%
	446	100.0%

*	First day of secondary market trading.
9

ENVIRONMENTAL SERVICES ETF (EVX)

PERFORMANCE COMPARISON

September 30, 2013 (unaudited)

Total Return	Share Price[1]	NAV	AXENV[2]
One Year	28.00%	27.67%	28.42%
Five Year	7.87%	7.88%	8.52%
Life* (annualized)	7.65%	7.67%	8.26%
Life* (cumulative)	67.17%	67.44%	73.94%
*since 10/10/06

Commencement date for the Market Vectors Environmental Services ETF was 10/10/06.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/10/06) to the first day of secondary market trading in shares of the Fund (10/16/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results.

Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.01% / Net Expense Ratio 0.55%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least February 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

NYSE Arca Environmental Services Index (AXENV) is a trademark of NYSE Euronext or its affiliates (NYSE Euronext), is licensed for use by Van Eck Associates Corporation. NYSE Euronext neither sponsors nor endorses the Fund and makes no representation as to the accuracy and/or completeness of AXENV or results to be obtained by any person from using the AXENV in connection with trading of the Fund.

10

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	NYSE Arca Environmental Services Index (AXENV) is a modified equal dollar-weighted index comprised of publicly traded companies that are involved in the management, removal and storage of consumer waste and industrial byproducts and related environmental services.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Environmental Services ETF (EVX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for EVX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	October 16, 2006* through September 30, 2013
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	2	0.1%
Greater than or Equal to 2.5% And Less Than 3.0%	2	0.1%
Greater than or Equal to 2.0% And Less Than 2.5%	5	0.3%
Greater than or Equal to 1.5% And Less Than 2.0%	9	0.5%
Greater than or Equal to 1.0% And Less Than 1.5%	24	1.4%
Greater than or Equal to 0.5% And Less Than 1.0%	84	4.8%
Greater than or Equal to 0.0% And Less Than 0.5%	624	35.7%
Greater than or Equal to -0.5% And Less Than 0.0%	798	45.5%
Greater than or Equal to -1.0% And Less Than -0.5%	134	7.7%
Greater than or Equal to -1.5% And Less Than -1.0%	38	2.2%
Greater than or Equal to -2.0% And Less Than -1.5%	19	1.1%
Greater than or Equal to -2.5% And Less Than -2.0%	4	0.2%
Greater than or Equal to -3.0% And Less Than -2.5%	3	0.2%
Less Than -3.0%	4	0.2%
	1750	100.0%

*	First day of secondary market trading.
11

GAMING ETF (BJK)

PERFORMANCE COMPARISON

September 30, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVBJKTR[2]
One Year	44.83%	44.14%	44.11%
Five Years	18.05%	16.44%	17.52%
Life* (annualized)	5.54%	5.55%	6.51%
Life* (cumulative)	35.89%	36.01%	43.18%

* since 1/22/08
Index data prior to September 24, 2012 reflects that of the S-Network Global Gaming Index (WAGRT). From September 24, 2012 forward, the index data reflects that of the Market Vectors Global Gaming Index (MVBJKTR). All Index history reflects a blend of the performance of the aforementioned Indexes AND IS NOT INTENDED FOR ANY THIRD PARTY USE.

Commencement date for the Market Vectors Gaming ETF was 1/22/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/22/08) to the first day of secondary market trading in shares of the Fund (1/24/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results.

Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.83% / Net Expense Ratio 0.65%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of the Fund’s average daily net assets per year until at least February 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Market Vectors Global Gaming Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG (formerly known as Structured Solutions AG) to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Gaming ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

12

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Global Gaming Index (MVBJKTR) is a rules based index intended to give investors a means of tracking the overall performance of the largest and most liquid companies in the global gaming industry that generate at least 50% of their revenues from casinos and hotels, sports betting (including internet gambling and racetracks) and lottery services as well as gaming services, gaming technology and gaming equipment.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Gaming ETF (BJK)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for BJK is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	January 24, 2008* through September 30, 2013
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	6	0.4%
Greater than or Equal to 4.5% And Less Than 5.0%	3	0.2%
Greater than or Equal to 4.0% And Less Than 4.5%	5	0.3%
Greater than or Equal to 3.5% And Less Than 4.0%	1	0.1%
Greater than or Equal to 3.0% And Less Than 3.5%	13	0.9%
Greater than or Equal to 2.5% And Less Than 3.0%	17	1.2%
Greater than or Equal to 2.0% And Less Than 2.5%	23	1.6%
Greater than or Equal to 1.5% And Less Than 2.0%	24	1.7%
Greater than or Equal to 1.0% And Less Than 1.5%	40	2.8%
Greater than or Equal to 0.5% And Less Than 1.0%	86	6.0%
Greater than or Equal to 0.0% And Less Than 0.5%	278	19.4%
Greater than or Equal to -0.5% And Less Than 0.0%	555	38.8%
Greater than or Equal to -1.0% And Less Than -0.5%	250	17.5%
Greater than or Equal to -1.5% And Less Than -1.0%	58	4.1%
Greater than or Equal to -2.0% And Less Than -1.5%	23	1.6%
Greater than or Equal to -2.5% And Less Than -2.0%	12	0.8%
Greater than or Equal to -3.0% And Less Than -2.5%	9	0.6%
Greater than or Equal to -3.5% And Less Than -3.0%	7	0.5%
Greater than or Equal to -4.0% And Less Than -3.5%	7	0.5%
Greater than or Equal to -4.5% And Less Than -4.0%	4	0.3%
Greater than or Equal to -5.0% And Less Than -4.5%	2	0.1%
Less Than -5.0%	9	0.6%
	1432	100.0%

*	First day of secondary market trading.
13

PHARMACEUTICAL ETF (PPH)

PERFORMANCE COMPARISON

September 30, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVPPHTR[2]
One Year	22.40%	22.44%	22.31%
Life* (annualized)	21.24%	20.65%	20.49%
Life* (cumulative)	40.92%	39.70%	39.37%

* since 12/20/11

Commencement date for the Market Vectors Pharmaceutical ETF was 12/20/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/20/11) to the first day of secondary market trading in shares of the Fund (12/21/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results.

Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.43% / Net Expense Ratio 0.35%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least February 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Market Vectors US Listed Pharmaceutical 25 Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG (formerly known as Structured Solutions AG) to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Pharmaceutical ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

14

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors US Listed Pharmaceutical 25 Index (MVPPHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the largest and the most liquid common stocks and depositary receipts of U.S. exchange-listed companies that derive most their revenues from pharmaceuticals, which includes pharmaceutical research and development as well as production, marketing and sales of pharmaceuticals.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Pharmaceutical ETF (PPH)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for PPH is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	December 21, 2011* through September 30, 2013
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	0	0.0%
Greater than or Equal to 0.5% And Less Than 1.0%	0	0.0%
Greater than or Equal to 0.0% And Less Than 0.5%	267	59.9%
Greater than or Equal to -0.5% And Less Than 0.0%	177	39.7%
Greater than or Equal to -1.0% And Less Than -0.5%	1	0.2%
Greater than or Equal to -1.5% And Less Than -1.0%	1	0.2%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%
	446	100.0%

*	First day of secondary market trading.
15

RETAIL ETF (RTH)

PERFORMANCE COMPARISON

September 30, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVRTHTR[2]
One Year	25.68%	25.69%	25.29%
Life* (annualized)	26.93%	26.15%	25.82%
Life* (cumulative)	52.92%	51.23%	50.54%

* since 12/20/11

Commencement date for the Market Vectors Retail ETF was 12/20/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/20/11) to the first day of secondary market trading in shares of the Fund (12/21/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results.

Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.69% / Net Expense Ratio 0.35%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least February 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Market Vectors US Listed Retail 25 Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG (formerly known as Structured Solutions AG) to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Retail ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

16

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors US Listed Retail 25 Index (MVRTHTR) is a rules-based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the largest and the most liquid common stocks and depositary receipts of U.S. exchange-listed companies that derive most of their revenues from retail, which includes retail distribution; wholesalers; online, direct mail and TV retailers; multi-line retailers; specialty retailers, such as apparel, automotive, computer and electronics, drug, home improvement and home furnishing retailers; and food and other staples retailers.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Retail ETF (RTH)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for RTH is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	December 21, 2011* through September 30, 2013
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	1	0.2%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	0	0.0%
Greater than or Equal to 0.5% And Less Than 1.0%	0	0.0%
Greater than or Equal to 0.0% And Less Than 0.5%	240	53.9%
Greater than or Equal to -0.5% And Less Than 0.0%	203	45.5%
Greater than or Equal to -1.0% And Less Than -0.5%	1	0.2%
Greater than or Equal to -1.5% And Less Than -1.0%	1	0.2%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%
	446	100.0%

*	First day of secondary market trading.
17

SEMICONDUCTOR ETF (SMH)

PERFORMANCE COMPARISON

September 30, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVSMHTR[2]
One Year	28.77%	28.70%	28.44%
Life* (annualized)	18.69%	18.87%	18.67%
Life* (cumulative)	35.68%	36.05%	35.65%
*since 12/20/11

Commencement date for the Market Vectors Semiconductor ETF was 12/20/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/20/11) to the first day of secondary market trading in shares of the Fund (12/21/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results.

Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.43% / Net Expense Ratio 0.35%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least February 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Market Vectors US Listed Semiconductor 25 Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG (formerly known as Structured Solutions AG) to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Semiconductor ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

18

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors US Listed Semiconductor 25 Index (MVSMHTR) is a rules-based, rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the largest and the most liquid common stocks and depositary receipts of U.S. exchange-listed companies that derive most of their revenues from semiconductors, which includes the production of semiconductors and semiconductor equipment.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Semiconductor ETF (SMH)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for SMH is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	December 21, 2011* through September 30, 2013
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	0	0.0%
Greater than or Equal to 0.5% And Less Than 1.0%	0	0.0%
Greater than or Equal to 0.0% And Less Than 0.5%	246	55.2%
Greater than or Equal to -0.5% And Less Than 0.0%	198	44.4%
Greater than or Equal to -1.0% And Less Than -0.5%	0	0.0%
Greater than or Equal to -1.5% And Less Than -1.0%	1	0.2%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	1	0.2%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%
	446	100.0%

*	First day of secondary market trading.
19

WIDE MOAT ETF (MOAT)

PERFORMANCE COMPARISON

September 30, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MWMFTR[2]
One Year	26.58%	26.54%	27.08%
Life* (annualized)	23.61%	23.42%	23.97%
Life* (cumulative)	35.56%	35.27%	36.13%

* since 4/24/12

Commencement date for the Market Vectors Wide Moat ETF was 4/24/12.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/24/12) to the first day of secondary market trading in shares of the Fund (4/25/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results.

Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.51% / Net Expense Ratio 0.49%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.49% of the Fund’s average daily net assets per year until at least February 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

The Morningstar® Wide Moat Focus IndexSM was created and is maintained by Morningstar, Inc. Morningstar, Inc. does not sponsor, endorse, issue, sell, or promote the Market Vectors Wide Moat ETF and bears no liability with respect to that ETF or any security. Morningstar® is a registered trademark of Morningstar, Inc. Morningstar® Wide Moat Focus IndexSM is a service mark of Morningstar, Inc.

20

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Morningstar® Wide Moat Focus IndexSM (MWMFTR) is a rules-based, equal-weighted index intended to offer exposure to companies that the Index Provider determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”).

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Wide Moat ETF (MOAT)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for MOAT is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 25, 2012* through September 30, 2013
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	0	0.0%
Greater than or Equal to 0.5% And Less Than 1.0%	3	0.8%
Greater than or Equal to 0.0% And Less Than 0.5%	314	87.3%
Greater than or Equal to -0.5% And Less Than 0.0%	39	10.8%
Greater than or Equal to -1.0% And Less Than -0.5%	3	0.8%
Greater than or Equal to -1.5% And Less Than -1.0%	1	0.3%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%
	360	100.0%

*	First day of secondary market trading.
21

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2013 to September 30, 2013.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio During Period	Expenses Paid During the Period* April 1, 2013- September 30, 2013
Bank and Brokerage ETF
Actual	$1,000.00	$1,115.30	0.36%	$1.91
Hypothetical**	$1,000.00	$1,023.26	0.36%	$1.83
Biotech ETF
Actual	$1,000.00	$1,275.50	0.35%	$2.00
Hypothetical**	$1,000.00	$1,023.31	0.35%	$1.78
Environmental Services ETF
Actual	$1,000.00	$1,110.30	0.55%	$2.91
Hypothetical**	$1,000.00	$1,022.31	0.55%	$2.79
Gaming ETF
Actual	$1,000.00	$1,184.90	0.65%	$3.56
Hypothetical**	$1,000.00	$1,021.81	0.65%	$3.29
Pharmaceutical ETF
Actual	$1,000.00	$1,079.00	0.35%	$1.82
Hypothetical**	$1,000.00	$1,023.31	0.35%	$1.78
Retail ETF
Actual	$1,000.00	$1,131.20	0.35%	$1.87
Hypothetical**	$1,000.00	$1,023.31	0.35%	$1.78
Semiconductor ETF
Actual	$1,000.00	$1,120.50	0.35%	$1.86
Hypothetical**	$1,000.00	$1,023.31	0.35%	$1.78
Wide Moat ETF
Actual	$1,000.00	$1,156.70	0.49%	$2.65
Hypothetical**	$1,000.00	$1,022.61	0.49%	$2.48
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended September 30, 2013) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
22

BANK AND BROKERAGE ETF

SCHEDULE OF INVESTMENTS

September 30, 2013

Number of Shares		Value

COMMON STOCKS: 97.7%
Brazil: 2.0%
16,958	Banco Bradesco S.A. (ADR)	$235,377
8,385	Banco Santander S.A. (ADR)	58,276
		293,653
Canada: 16.2%
5,481	Bank of Montreal (USD)	366,241
10,211	Bank of Nova Scotia (USD)	585,192
11,417	Royal Bank of Canada (USD)	733,086
7,489	Toronto-Dominion Bank (USD)	673,860
		2,358,379
Germany: 2.6%
8,219	Deutsche Bank AG (USD)	377,088
India: 0.1%
588	ICICI Bank Ltd. (ADR)	17,922
Japan: 5.1%
115,517	Mitsubishi UFJ Financial Group, Inc. (ADR)	740,464
Netherlands: 2.5%
32,575	ING Groep N.V. (ADR) *	369,726
Spain: 8.5%
48,575	Banco Bilbao Vizcaya Argentaria S.A. (ADR)	543,069
86,298	Banco Santander S.A. (ADR) †	705,055
		1,248,124
Switzerland: 6.6%
11,113	Credit Suisse Group AG (ADR) *	339,502
30,623	UBS AG (USD) *	628,384
		967,886
United Kingdom: 12.1%
30,030	Barclays Plc (ADR)	511,711
23,174	HSBC Holdings Plc (ADR)	1,257,421
		1,769,132
United States: 42.0%
66,723	Bank of America Corp.	920,777
10,903	Charles Schwab Corp.	230,489
18,887	Citigroup, Inc.	916,208
3,811	Goldman Sachs Group, Inc.	602,938
23,379	JPMorgan Chase & Co.	1,208,461
11,800	Morgan Stanley	318,010
15,607	U.S. Bancorp	570,904
32,978	Wells Fargo & Co.	1,362,651
		6,130,438
Total Common Stocks (Cost: $13,864,472)		14,272,812
Number of Shares		Value

PREFERRED STOCK: 1.9%
Brazil: 1.9% (Cost: $309,161)
19,807	Itau Unibanco Holding S.A. (ADR)	$279,675
MONEY MARKET FUND: 0.1% (Cost: $17,524)
17,524	Dreyfus Government Cash Management Fund	17,524
Total Investments Before Collateral for Securities Loaned: 99.7%
(Cost: $14,191,157)		14,570,011
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 4.8%
(Cost: $698,343)
698,343	Bank of New York Overnight Government Fund	698,343
Total Investments: 104.5% (Cost: $14,889,500)		15,268,354
Liabilities in excess of other assets: (4.5)%		(663,816)
NET ASSETS: 100.0%		$14,604,538

See Notes to Financial Statements

23

BANK AND BROKERAGE ETF

SCHEDULE OF INVESTMENTS

September 30, 2013 (continued)

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $674,517.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Commercial Banking Institution	28.8%	$4,197,753
Diversified Banking Institution	53.7	7,820,964
Finance - Investment Banker / Broker	1.6	230,489
Life & Health Insurance	2.5	369,726
Super - Regional Banks	13.3	1,933,555
Money Market Fund	0.1	17,524
	100.0%	$14,570,011

The summary of inputs used to value the Fund’s investments as of September 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$14,272,812	$–	$–	$14,272,812
Preferred Stock	279,675	–	–	279,675
Money Market Funds	715,867	–	–	715,867
Total	$15,268,354	$–	$–	$15,268,354

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

24

BIOTECH ETF

SCHEDULE OF INVESTMENTS

September 30, 2013

Number of Shares		Value

COMMON STOCKS: 100.1%
Ireland: 2.5%
321,747	Alkermes Plc (USD) *	$10,817,134
Netherlands: 2.7%
555,659	Qiagen N.V. (USD) *	11,891,103
United States: 94.9%
187,369	Alexion Pharmaceuticals, Inc. *	21,764,783
434,298	Amgen, Inc.	48,615,318
516,771	Arena Pharmaceuticals, Inc. *	2,723,383
438,918	Ariad Pharmaceuticals, Inc. *	8,076,091
137,014	Biogen Idec, Inc. *	32,987,491
270,840	BioMarin Pharmaceutical, Inc. *	19,560,065
237,094	Celgene Corp. *	36,495,879
159,940	Cepheid, Inc. *	6,244,058
116,331	Charles River Laboratories International, Inc. *	5,381,472
76,878	Covance, Inc. *	6,646,872
156,694	Cubist Pharmaceuticals, Inc. *	9,957,904
882,383	Gilead Sciences, Inc. *	55,448,948
230,535	Illumina, Inc. *	18,634,144
362,935	Incyte Corp. *	13,845,970
273,413	Isis Pharmaceuticals, Inc. *	10,263,924
178,340	Medivation, Inc. *	10,689,700
190,754	Myriad Genetics, Inc. * †	4,482,719
156,354	Onyx Pharmaceuticals, Inc. *	19,492,653
126,617	Pharmacyclics, Inc. *	17,526,325
77,653	Regeneron Pharmaceuticals, Inc. *	24,295,294
248,464	Seattle Genetics, Inc. *	10,890,177
118,378	United Therapeutics Corp. *	9,334,105
242,435	Vertex Pharmaceuticals, Inc. *	18,381,422
		411,738,697
Total Common Stocks (Cost: $356,714,337)		434,446,934
MONEY MARKET FUND: 0.0% (Cost: $780)
780	Dreyfus Government Cash Management Fund	780
Total Investments Before Collateral for Securities Loaned: 100.1%
(Cost: $356,715,117)		434,447,714
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 0.3%
Repurchase Agreements: 0.3%
$457,500	Repurchase agreement dated 09/30/13 with RBC Capital Markets LLC, 0.040%, due 10/01/13, proceeds $457,501; (collateralized by various U.S. government and agency obligations, 0.125% to 7.25%, due 10/15/13 to 08/15/43, valued at $466,650 including accrued interest)	$457,500
1,000,000	Repurchase agreement dated 09/30/13 with RBS Securities Inc., 0.120%, due 10/01/13, proceeds $1,000,003; (collateralized by various U.S. government and agency obligations, 0.00% to 4.375%, due 11/15/13 to 03/13/20, valued at $1,020,005 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities Loaned
(Cost $1,457,500)		1,457,500
Total Investments: 100.4% (Cost: $358,172,617)		435,905,214
Liabilities in excess of other assets: (0.4)%		(1,815,765)
NET ASSETS: 100.0%		$434,089,449

See Notes to Financial Statements

25

BIOTECH ETF

SCHEDULE OF INVESTMENTS

September 30, 2013 (continued)

USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,425,600.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Diagnostic Equipment	1.4%	$6,244,058
Diagnostic Kits	2.7	11,891,103
Medical - Biomedical / Genetics	74.0	321,315,100
Medical - Drugs	5.0	21,506,834
Medical Labs & Testing Service	1.5	6,646,872
Therapeutics	15.4	66,842,967
Money Market Fund	0.0	780
	100.0%	$434,447,714

The summary of inputs used to value the Fund’s investments as of September 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$434,446,934	$–	$–	$434,446,934
Money Market Fund	780	–	–	780
Repurchase Agreements	–	1,457,500	–	1,457,500
Total	$434,447,714	$1,457,500	$–	$435,905,214

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

26

ENVIRONMENTAL SERVICES ETF

SCHEDULE OF INVESTMENTS

September 30, 2013

Number of Shares		Value

COMMON STOCKS: 100.1%
Canada: 2.8%
20,083	Progressive Waste Solutions Ltd. (USD)	$516,736
France: 9.8%
107,468	Veolia Environnement S.A. (ADR) †	1,839,852
United States: 87.5%
19,641	ABM Industries, Inc.	522,843
12,303	Advanced Emissions Solutions, Inc. *	525,584
27,859	Calgon Carbon Corp. *	529,042
17,858	Cantel Medical Corp.	568,777
64,667	Casella Waste Systems, Inc. *	371,835
28,830	Ceco Environmental Corp.	405,926
9,379	Clarcor, Inc.	520,816
8,954	Clean Harbors, Inc. *	525,242
24,074	Covanta Holding Corp.	514,702
25,114	Darling International, Inc. *	531,412
13,733	Donaldson Company, Inc.	523,639
78,583	Fuel Tech, Inc. *	342,622
195,018	Hudson Technologies, Inc. *	395,887
26,208	Layne Christensen Co. *	523,112
255,127	Metalico, Inc. *	357,178
43,584	Newpark Resources, Inc. *	551,773
225,913	Nuverra Environmental, Inc. *	517,341
256,109	Rentech, Inc.	507,096
54,842	Republic Services, Inc.	1,829,529
18,771	Schnitzer Steel Industries, Inc.	516,953
16,251	Stericycle, Inc. *	1,875,365
Number of Shares		Value

United States: (continued)
20,448	Tetra Tech, Inc. *	$529,399
17,227	US Ecology, Inc.	519,050
11,647	Waste Connections, Inc.	528,890
45,019	Waste Management, Inc.	1,856,584
		16,390,597
Total Common Stocks (Cost: $17,980,323)		18,747,185
MONEY MARKET FUND: 0.3% (Cost: $65,262)
65,262	Dreyfus Government Cash Management Fund	65,262
Total Investments Before Collateral for Securities Loaned: 100.4%
(Cost: $18,045,585)		18,812,447
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.1%
(Cost: $12,425)
12,425	Bank of New York Overnight Government Fund	12,425
Total Investments: 100.5% (Cost: $18,058,010)		18,824,872
Liabilities in excess of other assets: (0.5)%		(95,480)
NET ASSETS: 100.0%		$18,729,392

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $12,040.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Agricultural Chemicals	2.7%	$507,096
Air Pollution Control Equipment	2.2	405,926
Alternative Waste Technology	5.6	1,060,454
Building - Maintenance & Service	2.8	522,843
Building & Construction	2.8	523,112
Environment Consulting & Engineering	2.8	529,399
Filtration & Separate Products	5.6	1,044,455
Hazardous Waste Disposal	15.5	2,919,657
Medical Products	3.0	568,777
Non - Hazardous Waste Disposal	29.9	5,618,276
Oil - Field Services	2.9	551,773
Pollution Control	6.7	1,264,093
Recycling	1.9	357,178
Steel - Producers	2.7	516,953
Water	9.8	1,839,852
Water Treatment Systems	2.8	517,341
Money Market Fund	0.3	65,262
	100.0%	$18,812,447

The summary of inputs used to value the Fund’s investments as of September 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$18,747,185	$–	$–	$18,747,185
Money Market Funds	77,687	–	–	77,687
Total	$18,824,872	$–	$–	$18,824,872

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

27

GAMING ETF

SCHEDULE OF INVESTMENTS

September 30, 2013

Number of Shares		Value

COMMON STOCKS: 99.9%
Australia: 8.3%
114,485	Aristocrat Leisure Ltd. #	$494,809
110,218	Crown Ltd. #	1,603,953
217,914	Echo Entertainment Group Ltd. #	565,951
207,078	TABCORP Holdings Ltd. #	635,399
493,612	Tatts Group Ltd. #	1,431,040
		4,731,152
China / Hong Kong: 26.8%
518,240	Galaxy Entertainment Group Ltd. * #	3,642,041
64,339	Melco Crown Entertainment Ltd. (ADR) *	2,047,910
231,400	Melco International Development Ltd. #	621,961
427,300	MGM China Holdings Ltd. #	1,421,300
716,800	Sands China Ltd. #	4,437,790
468,000	SJM Holdings Ltd. #	1,318,835
528,400	Wynn Macau Ltd. #	1,806,349
		15,296,186
Greece: 1.4%
37,479	Intralot S.A. #	83,178
62,863	OPAP S.A. #	702,203
		785,381
Ireland: 2.0%
14,521	Paddy Power Plc #	1,158,789
Italy: 0.9%
17,731	GTECH S.p.A. #	507,652
Japan: 5.3%
21,679	Sankyo Co. Ltd. #	1,061,893
68,400	Sega Sammy Holdings, Inc. #	1,977,074
		3,038,967
Malaysia: 7.9%
272,583	Berjaya Sports Toto Bhd #	343,846
780,038	Genting Bhd #	2,489,166
1,017,898	Genting Malaysia Bhd #	1,318,579
341,500	Magnum Bhd	342,600
		4,494,191
New Zealand: 1.2%
203,030	Sky City Entertainment Group Ltd. #	678,094
Number of Shares		Value

Singapore: 4.2%
2,065,400	Genting Singapore Plc #	$2,367,624
South Africa: 0.6%
33,736	Sun International Ltd.	327,479
South Korea: 2.1%
37,346	Kangwon Land, Inc. #	990,102
9,770	Paradise Co. Ltd. #	222,674
		1,212,776
Sweden: 0.5%
10,166	Betsson A.B. #	300,861
United Kingdom: 8.2%
208,969	Bwin.Party Digital Entertainment Plc #	412,793
128,589	IG Group Holdings Plc #	1,205,178
323,350	Ladbrokes Plc #	885,692
53,540	Playtech Ltd. #	638,272
231,773	William Hill Plc #	1,511,687
		4,653,622
United States: 30.5%
13,685	Bally Technologies, Inc. *	986,141
26,546	Boyd Gaming Corp. *	375,626
23,009	Global Cash Access Holdings, Inc. *	179,700
91,775	International Game Technology	1,737,301
70,226	Las Vegas Sands Corp.	4,664,411
132,662	MGM Mirage *	2,711,611
24,153	Penn National Gaming, Inc. *	1,337,110
20,629	Pinnacle Entertainment, Inc. *	516,756
18,564	Scientific Games Corp. *	300,180
19,926	SHFL Entertainment, Inc. *	458,298
25,855	Wynn Resorts Ltd.	4,085,349
		17,352,483
Total Common Stocks: 99.9% (Cost: $38,718,603)		56,905,257
Other assets less liabilities: 0.1%		77,242
NET ASSETS: 100.0%		$56,982,499

See Notes to Financial Statements

28

ADR	American Depositary Receipt
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $36,834,785 which represents 64.6% of net assets.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Casino Hotels	60.6%	$34,484,546
Casino Services	9.2	5,261,296
Commercial Services - Finance	0.3	179,700
Computer Software	1.1	638,272
Diversified Operations	1.7	964,561
Finance - Other Services	2.1	1,205,178
Gambling (Non-Hotel)	13.7	7,778,150
Internet Gambling	1.3	713,654
Leisure & Recreation Products	3.5	1,977,074
Lottery Services	4.2	2,365,716
Racetracks	2.3	1,337,110
	100.0%	$56,905,257

The summary of inputs used to value the Fund’s investments as of September 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$–	$4,731,152	$–	$4,731,152
China / Hong Kong	2,047,910	13,248,276	–	15,296,186
Greece	–	785,381	–	785,381
Ireland	–	1,158,789	–	1,158,789
Italy	–	507,652	–	507,652
Japan	–	3,038,967	–	3,038,967
Malaysia	342,600	4,151,591	–	4,494,191
New Zealand	–	678,094	–	678,094
Singapore	–	2,367,624	–	2,367,624
South Africa	327,479	–	–	327,479
South Korea	–	1,212,776	–	1,212,776
Sweden	–	300,861	–	300,861
United Kingdom	–	4,653,622	–	4,653,622
United States	17,352,483	–	–	17,352,483
Total	$20,070,472	$36,834,785	$–	$56,905,257

During the year ended September 30, 2013, transfers of securities from Level 1 to Level 2 were $374,407, transfers from Level 2 to Level 1 were $424,342. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

29

PHARMACEUTICAL ETF

SCHEDULE OF INVESTMENTS

September 30, 2013

Number of Shares		Value

COMMON STOCKS: 99.8%
Denmark: 4.5%
64,822	Novo-Nordisk A.S. (ADR)	$10,969,179
France: 5.1%
243,751	Sanofi S.A. (ADR)	12,341,113
Ireland: 8.9%
59,120	Actavis Plc (USD) *	8,513,280
129,707	Elan Corp. Plc (ADR) *	2,020,835
73,685	Shire Plc (ADR)	8,834,095
86,996	Warner Chilcott Plc (USD)	1,987,858
		21,356,068
Israel: 4.4%
280,404	Teva Pharmaceutical Industries Ltd. (ADR)	10,593,663
Switzerland: 7.8%
246,835	Novartis A.G. (ADR)	18,934,713
United Kingdom: 9.5%
213,731	AstraZeneca Plc (ADR)	11,099,051
233,775	GlaxoSmithKline Plc (ADR)	11,728,492
		22,827,543
United States: 59.6%
310,664	Abbott Laboratories	10,310,938
266,853	AbbVie, Inc.	11,936,335
123,026	Allergan, Inc.	11,127,702
277,278	Bristol-Myers Squibb Co.	12,832,426
204,461	Eli Lilly & Co.	10,290,522
Number of Shares		Value

United States: (continued)
50,707	Endo Pharmaceuticals Holdings, Inc. *	$2,304,126
119,187	Forest Laboratories, Inc. *	5,100,012
73,548	Hospira, Inc. *	2,884,552
257,040	Johnson & Johnson	22,282,797
266,918	Merck & Co., Inc.	12,707,966
169,524	Mylan, Inc. *	6,470,731
41,841	Perrigo Co.	5,162,342
603,846	Pfizer, Inc.	17,336,419
27,383	Salix Pharmaceuticals Ltd. *	1,831,375
107,676	Valeant Pharmaceuticals International, Inc. *	11,233,837
		143,812,080
Total Common Stocks (Cost: $229,083,512)		240,834,359
MONEY MARKET FUND: 0.0% (Cost: $846)
846	Dreyfus Government Cash Management Fund	846
Total Investments: 99.8% (Cost: $229,084,358)		240,835,205
Other assets less liabilities: 0.2%		432,082
NET ASSETS: 100.0%		$241,267,287

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing

Summary of Investments by Sector (unaudited)	% of Investments	Value
Medical - Drugs	85.2%	$205,221,933
Medical - Generic Drugs	12.8	30,740,016
Medical Products	1.2	2,884,552
Therapeutics	0.8	1,987,858
Money Market Fund	0.0	846
	100.0%	$240,835,205

The summary of inputs used to value the Fund’s investments as of September 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$240,834,359	$–	$–	$240,834,359
Money Market Fund	846	–	–	846
Total	$240,835,205	$–	$–	$240,835,205

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

30

RETAIL ETF

SCHEDULE OF INVESTMENTS

September 30, 2013

Number of Shares		Value

COMMON STOCKS: 100.0%
United States: 100.0%
11,459	Amazon.com, Inc. *	$3,582,542
17,553	AmerisourceBergen Corp.	1,072,488
2,700	AutoZone, Inc. *	1,141,371
16,554	Bed Bath & Beyond, Inc. *	1,280,617
20,509	Best Buy Co., Inc.	769,088
25,805	Cardinal Health, Inc.	1,345,731
17,731	Costco Wholesale Corp.	2,041,193
38,035	CVS Caremark Corp.	2,158,486
22,386	Dollar General Corp. *	1,263,914
44,354	Home Depot, Inc.	3,364,251
16,510	Kohl’s Corp.	854,392
39,396	Kroger Co.	1,589,235
18,292	L Brands, Inc.	1,117,641
44,636	Lowe’s Cos., Inc.	2,125,120
28,601	MACY’S, Inc.	1,237,565
14,902	McKesson Corp.	1,911,927
16,472	Ross Stores, Inc.	1,199,162
50,209	Staples, Inc.	735,562
Number of Shares		Value

United States: (continued)
44,725	Sysco Corp.	$1,423,597
32,534	Target Corp.	2,081,525
22,034	The Gap, Inc.	887,530
34,872	TJX Cos., Inc.	1,966,432
41,663	Walgreen Co.	2,241,469
49,393	Wal-Mart Stores, Inc.	3,653,106
28,317	Whole Foods Market, Inc.	1,656,544
Total Common Stocks (Cost: $40,453,711)		42,700,488
MONEY MARKET FUND: 0.1% (Cost: $23,192)
23,192	Dreyfus Government Cash Management Fund	23,192
Total Investments: 100.1% (Cost: $40,476,903)		42,723,680
Liabilities in excess of other assets: (0.1)%		(27,878)
NET ASSETS: 100.0%		$42,695,802

*	Non-income producing

Summary of Investments by Sector (unaudited)	% of Investments	Value
E-Commerce / Products	8.4%	$3,582,542
Food - Retail	7.6	3,245,779
Food - Wholesale / Distribution	3.3	1,423,597
Medical - Wholesale Drug Distributors	10.1	4,330,146
Retail - Apparel / Shoes	7.5	3,204,333
Retail - Auto Parts	2.7	1,141,371
Retail - Bedding	3.0	1,280,617
Retail - Building Products	12.8	5,489,371
Retail - Consumer Electronics	1.8	769,088
Retail - Discount	21.2	9,039,738
Retail - Drug Store	10.3	4,399,955
Retail - Major Department Store	4.6	1,966,432
Retail - Office Supplies	1.7	735,562
Retail - Regional Department Store	4.9	2,091,957
Money Market Fund	0.1	23,192
	100.0%	$42,723,680

The summary of inputs used to value the Fund’s investments as of September 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$42,700,488	$–	$–	$42,700,488
Money Market Fund	23,192	–	–	23,192
Total	$42,723,680	$–	$–	$42,723,680

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

31

SEMICONDUCTOR ETF

SCHEDULE OF INVESTMENTS

September 30, 2013

Number of Shares		Value

COMMON STOCKS: 99.9%
Bermuda: 1.1%
259,417	Marvell Technology Group Ltd. (USD)	$2,983,296
Netherlands: 5.6%
148,447	ASML Holding N.V. (USD)	14,660,626
Singapore: 2.3%
141,279	Avago Technologies Ltd. (USD)	6,091,950
Taiwan: 13.5%
2,076,170	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	35,211,843
United Kingdom: 5.0%
273,974	ARM Holdings Plc (ADR)	13,183,629
United States: 72.4%
460,881	Advanced Micro Devices, Inc. *	1,751,348
240,586	Altera Corp.	8,940,176
233,967	Analog Devices, Inc.	11,008,147
732,589	Applied Materials, Inc.	12,849,611
321,995	Atmel Corp. *	2,395,643
370,493	Broadcom Corp.	9,636,523
90,450	Cree, Inc. *	5,444,185
2,121,951	Intel Corp.	48,635,117
124,930	KLA-Tencor Corp.	7,601,990
122,855	Lam Research Corp. *	6,288,947
175,619	Linear Technology Corp.	6,965,050
Number of Shares		Value

United States: (continued)
214,535	Maxim Integrated Products, Inc.	$6,393,143
148,588	Microchip Technology, Inc.	5,986,611
707,720	Micron Technology, Inc. *	12,363,868
435,726	NVIDIA Corp.	6,779,897
338,780	ON Semiconductor Corp. *	2,473,094
141,372	Skyworks Solutions, Inc. *	3,511,680
144,181	Teradyne, Inc. *	2,381,870
469,008	Texas Instruments, Inc.	18,886,952
200,544	Xilinx, Inc.	9,397,492
		189,691,344
Total Common Stocks (Cost: $270,563,728)		261,822,688
MONEY MARKET FUND: 0.1% (Cost: $274,278)
274,278	Dreyfus Government Cash Management Fund	274,278
Total Investments: 100.0% (Cost: $270,838,006)		262,096,966
Liabilities in excess of other assets: (0.0)%		(80,360)
NET ASSETS: 100.0%		$262,016,606

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing

Summary of Investments by Sector (unaudited)	% of Investments	Value
Electronic Component - Semiconductors	58.4%	$153,082,522
Semiconductor Component - Integrated Circuits	24.8	64,957,122
Semiconductor Equipment	16.7	43,783,044
Money Market Fund	0.1	274,278
	100.0%	$262,096,966

The summary of inputs used to value the Fund’s investments as of September 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$261,822,688	$–	$–	$261,822,688
Money Market Fund	274,278	–	–	274,278
Total	$262,096,966	$–	$–	$262,096,966

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

32

WIDE MOAT ETF

SCHEDULE OF INVESTMENTS

September 30, 2013

Number of Shares		Value

COMMON STOCKS: 100.1%
Communications: 5.1%
336,233	eBay, Inc. *	$18,758,439
Consumer, Non-cyclical: 39.5%
204,443	Allergan, Inc.	18,491,869
472,601	Coca-Cola Co.	17,902,126
295,877	Covidien Plc	18,030,744
276,810	Express Scripts Holding Co. *	17,101,322
339,062	Medtronic, Inc.	18,055,051
556,583	Sysco Corp.	17,716,037
981,989	The Western Union Co.	18,323,915
491,795	Weight Watchers International, Inc.	18,378,379
		143,999,443
Energy: 10.1%
510,161	Kinder Morgan, Inc.	18,146,427
550,011	Spectra Energy Corp.	18,826,877
		36,973,304
Financial: 15.1%
585,273	Bank of New York Mellon Corp.	17,669,392
160,231	Berkshire Hathaway, Inc. *	18,187,821
376,903	Franklin Resources, Inc.	19,052,447
		54,909,660

Number of Shares		Value

Industrial: 15.0%
304,659	CH Robinson Worldwide, Inc.	$18,145,490
704,412	CSX Corp.	18,131,565
761,713	General Electric Co.	18,197,324
		54,474,379
Technology: 5.0%
554,037	Oracle Corp.	18,377,407
Utilities: 10.3%
605,155	Exelon Corp.	17,936,794
206,933	ITC Holdings Corp.	19,422,731
		37,359,525
Total Common Stocks (Cost: $361,081,895)		364,852,157
Liabilities in excess of other assets: (0.1)%		(457,328)
NET ASSETS: 100.0%		$364,394,829

*	Non-income producing

Summary of Investments by Sector (unaudited)	% of Investments	Value
Beverages - Non-Alcoholic	4.9%	$17,902,126
Commercial Services - Finance	5.0	18,323,915
Commercial Services - Other	5.0	18,378,379
Computer Software	5.0	18,377,407
Diversified Manufacturing Operations	5.0	18,197,324
E-Commerce / Products	5.1	18,758,439
Electric - Distribution	5.3	19,422,731
Electric - Integrated	4.9	17,936,794
Fiduciary Banks	4.9	17,669,392
Food - Wholesale / Distribution	4.9	17,716,037
Investment Management / Advisory Services	5.2	19,052,447
Medical - Drugs	9.8	35,593,191
Medical Products	9.9	36,085,795
Pipelines	10.1	36,973,304
Reinsurance	5.0	18,187,821
Transport - Rail	5.0	18,131,565
Transport - Services	5.0	18,145,490
	100.0%	$364,852,157

The summary of inputs used to value the Fund’s investments as of September 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$364,852,157	$–	$–	$364,852,157

*	See Schedule of Investments for security type and industry sector breakouts.

See Notes to Financial Statements

33

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2013

	Bank and Brokerage ETF	Biotech ETF	Environmental Services ETF

Assets:
Investments, at value (1) (2)	$14,570,011	$434,447,714	$18,812,447
Short-term investments held as collateral for securities loaned (3)	698,343	1,457,500	12,425
Cash	–	–	–
Cash denominated in foreign currency, at value (4)	–	–	–
Receivables:
Investment securities sold	–	–	731,739
Shares sold	2,596,602	–	1,697,085
Due from Adviser	1,612	–	–
Dividends	41,334	7,957	21,338
Prepaid expenses	244	4,449	254
Total assets	17,908,146	435,917,620	21,275,288

Liabilities:
Payables:
Investment securities purchased	–	–	–
Collateral for securities loaned	698,343	1,457,500	12,425
Line of credit	–	225,000	–
Shares redeemed	2,559,766	–	2,469,434
Due to Adviser	–	93,000	7,905
Due to custodian	–	–	–
Deferred Trustee fees	506	3,217	4,507
Accrued expenses	44,993	49,454	51,625
Total liabilities	3,303,608	1,828,171	2,545,896
NET ASSETS	$14,604,538	$434,089,449	$18,729,392
Shares outstanding	281,224	5,246,503	300,000
Net asset value, redemption and offering price per share	$51.93	$82.74	$62.43
Net assets consist of:
Aggregate paid in capital	$14,126,189	$356,348,925	$30,172,848
Net unrealized appreciation (depreciation)	378,854	77,732,597	766,862
Undistributed net investment income	96,665	7,927	183,560
Accumulated net realized gain (loss)	2,830	–	(12,393,878)
	$14,604,538	$434,089,449	$18,729,392
(1) Value of securities on loan	$674,517	$1,425,600	$12,040
(2) Cost of investments	$14,191,157	$356,715,117	$18,045,585
(3) Cost of short-term investments held as collateral for securities loaned	$698,343	$1,457,500	$12,425
(4) Cost of cash denominated in foreign currency	$—	$—	$—

See Notes to Financial Statements

34

Gaming ETF	Pharmaceutical ETF	Retail ETF	Semiconductor ETF	Wide Moat ETF

$56,905,257	$240,835,205	$42,723,680	$262,096,966	$364,852,157
–	–	–	–	–
–	–	–	–	570
26,554	–	–	–	–

6,763	–	–	–	–
–	2,394,267	–	–	15
–	–	–	–	–
192,187	435,151	31,470	47,887	319,069
815	3,829	464	4,454	3,500
57,131,576	243,668,452	42,755,614	262,149,307	365,175,311

6,736	–	–	–	–
–	–	–	–	–
–	295,003	–	–	580,000
–	1,998,573	–	222	–
30,642	46,795	7,314	62,093	131,999
29,606	–	–	85	–
8,143	4,337	911	6,481	1,964
73,950	56,457	51,587	63,820	66,519
149,077	2,401,165	59,812	132,701	780,482
$56,982,499	$241,267,287	$42,695,802	$262,016,606	$364,394,829
1,200,000	5,038,138	771,531	6,570,937	13,450,000
$47.49	$47.89	$55.34	$39.88	$27.09

$39,148,339	$228,493,867	$40,185,360	$266,991,011	$358,370,724
18,190,014	11,750,847	2,246,777	(8,741,040)	3,770,262
703,742	1,027,511	274,005	3,904,165	2,321,949
(1,059,596)	(4,938)	(10,340)	(137,530)	(68,106)
$56,982,499	$241,267,287	$42,695,802	$262,016,606	$364,394,829
$–	$–	$–	$–	$–
$38,718,603	$229,084,358	$40,476,903	$270,838,006	$361,081,895
$–	$–	$–	$–	$–
$26,242	$–	$–	$–	$–

See Notes to Financial Statements

35

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2013

	Bank and Brokerage ETF	Biotech ETF	Environmental Services ETF

Income:
Dividends	$605,111	$567,318	$408,580
Securities lending income	15,752	329,107	18,586
Foreign taxes withheld	(25,013)	–	(22,298)
Total income	595,850	896,425	404,868

Expenses:
Management fees	66,586	864,369	93,949
Professional fees	37,298	48,280	42,214
Insurance	329	2,968	347
Trustees’ fees and expenses	964	4,185	589
Reports to shareholders	7,740	32,617	8,690
Indicative optimized portfolio value fee	3,997	3,995	–
Custodian fees	8,816	21,041	5,426
Registration fees	5,092	5,082	5,058
Transfer agent fees	2,251	2,254	2,402
Fund accounting fees	28,119	31,271	29,997
Interest	1,173	1,715	291
Other	5,889	7,811	491
Total expenses	168,254	1,025,588	189,454
Waiver of management fees	(66,586)	(159,504)	(85,819)
Expenses assumed by the Adviser	(33,908)	–	–
Net expenses	67,760	866,084	103,635
Net investment income	528,090	30,341	301,233

Net realized gain (loss) on:
Investments	2,687	–	(2,817,659)
In-kind redemptions	5,243,746	52,920,155	1,690,131
Foreign currency transactions and foreign denominated assets and liabilities	–	–	–
Net realized gain (loss)	5,246,433	52,920,155	(1,127,528)

Net change in unrealized appreciation (depreciation) on:
Investments	(645,984)	54,634,716	5,499,740
Foreign currency transactions and foreign denominated assets and liabilities	–	–	–
Net change in unrealized appreciation (depreciation)	(645,984)	54,634,716	5,499,740
Net Increase in Net Assets Resulting from Operations	$5,128,539	$107,585,212	$4,673,445

See Notes to Financial Statements

36

Gaming ETF	Pharmaceutical ETF	Retail ETF	Semiconductor ETF	Wide Moat ETF

$1,865,186	$6,031,695	$629,073	$6,788,139	$3,555,418
2,465	16,130	950	70,171	100,594
(34,242)	(245,553)	–	(224,527)	–
1,833,409	5,802,272	630,023	6,633,783	3,656,012

271,170	765,211	100,817	1,072,452	832,215
57,827	57,249	36,565	75,982	42,237
1,151	3,584	312	6,004	1,555
2,018	7,316	1,291	8,812	2,549
18,337	34,497	8,714	41,457	18,346
18,856	4,006	4,006	4,016	6,786
28,959	21,075	6,895	29,375	12,825
5,996	5,073	5,073	5,082	5,000
2,400	2,255	2,256	2,248	1,803
36,001	28,804	28,121	41,113	22,494
1,604	11,387	53	12,738	2,863
5,520	7,500	5,417	9,194	4,337
449,839	947,957	199,520	1,308,473	953,010
(95,716)	(171,357)	(98,649)	(223,282)	(43,958)
–	–	–	–	–
354,123	776,600	100,871	1,085,191	909,052
1,479,286	5,025,672	529,152	5,548,592	2,746,960

439,459	377,731	(9,357)	(26,772)	(96,029)
9,901,108	34,122,642	3,902,466	64,789,255	41,617,375

(16,204)	–	–	–	–
10,324,363	34,500,373	3,893,109	64,762,483	41,521,346

7,884,097	3,117,967	2,267,222	8,616,081	3,040,032

2,538	–	–	–	–
7,886,635	3,117,967	2,267,222	8,616,081	3,040,032
$19,690,284	$42,644,012	$6,689,483	$78,927,156	$47,308,338

See Notes to Financial Statements

37

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Bank and Brokerage ETF		Biotech ETF
	For the Year Ended September 30, 2013	For the Period December 20, 2011* through September 30, 2012(a)	For the Year Ended September 30, 2013	For the Period December 20, 2011* through September 30, 2012(a)

Operations:
Net investment income	$528,090	$530,560	$30,341	$27,242
Net realized gain (loss)	5,246,433	2,144,240	52,920,155	21,075,754
Net change in unrealized appreciation (depreciation)	(645,984)	1,024,838	54,634,716	23,097,881
Net increase (decrease) in net assets resulting from operations	5,128,539	3,699,638	107,585,212	44,200,877

Dividends and Distributions to shareholders:
Dividends from net investment income	(920,773)	(41,303)	(47,637)	–
Distributions from net realized capital gains	–	–	(439,319)	–
Total Dividends and Distributions	(920,773)	(41,303)	(486,956)	–

Share transactions:**
Proceeds from sale of shares	61,677,438	171,821,314	264,363,119	252,744,813
Cost of shares redeemed	(77,513,285)	(149,247,030)	(69,650,169)	(164,667,447)
Increase (Decrease) in net assets resulting from share transactions	(15,835,847)	22,574,284	194,712,950	88,077,366
Total increase (decrease) in net assets	(11,628,081)	26,232,619	301,811,206	132,278,243
Net Assets, beginning of period	26,232,619	–	132,278,243	–
Net Assets, end of period†	$14,604,538	$26,232,619	$434,089,449	$132,278,243
† Including undistributed (accumulated) net investment income (loss)	$96,665	$489,257	$7,927	$27,242

** Shares of Common Stock Issued (no par value)
Shares sold	1,300,000	4,631,224	3,850,000	6,696,503
Shares redeemed	(1,650,000)	(4,000,000)	(1,050,000)	(4,250,000)
Net increase (decrease)	(350,000)	631,224	2,800,000	2,446,503

*	Commencement of operations
(a)	Share activity has been restated to reflect the share split which took place on February 14, 2012 (see Note 10).
(b)	Effective January 1, 2012, the Fund changed its fiscal year end to September 30.

See Notes to Financial Statements

38

Environmental Services ETF(b)			Gaming ETF(b)
For the Year Ended September 30, 2013	For the Period January 1, 2012 through September 30, 2012	For the Year Ended December 31, 2011	For the Year Ended September 30, 2013	For the Period January 1, 2012 through September 30, 2012	For the Year Ended December 31, 2011

$301,233	$200,289	$309,326	$1,479,286	$1,291,551	$2,484,502
(1,127,528)	1,499,843	1,907,690	10,324,363	19,524,149	15,684,643
5,499,740	(304)	(4,942,750)	7,886,635	(8,363,623)	(23,058,623)

4,673,445	1,699,828	(2,725,734)	19,690,284	12,452,077	(4,889,478)

(315,200)	–	(310,000)	(2,349,400)	–	(2,044,250)
–	–	–	–	–	(107,250)
(315,200)	–	(310,000)	(2,349,400)	–	(2,151,500)

13,968,094	5,131,363	12,326,351	10,933,522	–	27,080,976
(19,457,273)	(10,276,204)	(16,911,976)	(31,185,434)	(49,287,713)	(52,372,369)

(5,489,179)	(5,144,841)	(4,585,625)	(20,251,912)	(49,287,713)	(25,291,393)
(1,130,934)	(3,445,013)	(7,621,359)	(2,911,028)	(36,835,636)	(32,332,371)
19,860,326	23,305,339	30,926,698	59,893,527	96,729,163	129,061,534
$18,729,392	$19,860,326	$23,305,339	$56,982,499	$59,893,527	$96,729,163
$183,560	$197,527	$(2,762)	$703,742	$1,708,883	$235,198

250,000	100,000	250,000	250,000	–	800,000
(350,000)	(200,000)	(350,000)	(800,000)	(1,450,000)	(1,700,000)
(100,000)	(100,000)	(100,000)	(550,000)	(1,450,000)	(900,000)

See Notes to Financial Statements

39

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Pharmaceutical ETF		Retail ETF
	For the Year Ended September 30, 2013	For the Period December 20, 2011* through September 30, 2012(a)	For the Year Ended September 30, 2013	For the Period December 20, 2011* through September 30, 2012(a)

Operations:
Net investment income	$5,025,672	$4,763,643	$529,152	$499,810
Net realized gain	34,500,373	11,874,656	3,893,109	8,242,169
Net change in unrealized appreciation (depreciation)	3,117,967	8,632,880	2,267,222	(20,445)
Net increase in net assets resulting from operations	42,644,012	25,271,179	6,689,483	8,721,534

Dividends to shareholders:
Dividends from net investment income	(8,761,804)	–	(695,015)	(59,942)

Share transactions:**
Proceeds from sale of shares	225,798,190	687,927,495	112,110,123	397,754,015
Cost of shares redeemed	(192,310,309)	(539,301,476)	(96,571,599)	(385,252,797)
Increase (decrease) in net assets resulting from share transactions	33,487,881	148,626,019	15,538,524	12,501,218
Total increase (decrease) in net assets	67,370,089	173,897,198	21,532,992	21,162,810
Net Assets, beginning of period	173,897,198	–	21,162,810	–
Net Assets, end of period†	$241,267,287	$173,897,198	$42,695,802	$21,162,810
† Including undistributed net investment income	$1,027,511	$4,763,643	$274,005	$439,868

** Shares of Common Stock Issued (no par value)
Shares sold	5,100,000	18,788,138	2,350,000	10,121,531
Shares redeemed	(4,300,000)	(14,550,000)	(2,050,000)	(9,650,000)
Net increase (decrease)	800,000	4,238,138	300,000	471,531

*	Commencement of operations
(a)	Share activity has been restated to reflect the share split which took place on February 14, 2012 (see Note 10).

See Notes to Financial Statements

40

Semiconductor ETF		Wide Moat ETF
For the Year Ended September 30, 2013	For the Period December 20, 2011* through September 30, 2012	For the Year Ended September 30, 2013	For the Period April 24, 2012* through September 30, 2012

$5,548,592	$4,985,918	$2,746,960	$248,189
64,762,483	28,786,898	41,521,346	2,648,070
8,616,081	(17,357,121)	3,040,032	730,230
78,927,156	16,415,695	47,308,338	3,626,489

(6,734,656)	–	(673,200)	–

1,924,520,767	1,918,769,515	267,100,368	65,222,851
(2,017,093,507)	(1,652,788,364)	(16,122,209)	(2,067,808)

(92,572,740)	265,981,151	250,978,159	63,155,043
(20,380,240)	282,396,846	297,613,297	66,781,532
282,396,846	–	66,781,532	–
$262,016,606	$282,396,846	$364,394,829	$66,781,532
$3,904,165	$4,985,918	$2,321,949	$248,189

54,350,000	59,470,937	11,050,000	3,200,000
(56,700,000)	(50,550,000)	(700,000)	(100,000)
(2,350,000)	8,920,937	10,350,000	3,100,000

See Notes to Financial Statements

41

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:

	Bank and Brokerage ETF#
	For the Year Ended September 30, 2013	For the Period December 20, 2011(a) through September 30, 2012
Net asset value, beginning of period	$41.56	$34.63
Income from investment operations:
Net investment income	1.20	0.81
Net realized and unrealized gain on investments	10.80	6.16
Total from investment operations	12.00	6.97
Less:
Dividends from net investment income	(1.63)	(0.04)
Net asset value, end of period	$51.93	$41.56
Total return (b)	29.37%	20.14	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$14,605	$26,233
Ratio of gross expenses to average net assets	0.89%	0.71	%(d)
Ratio of net expenses to average net assets	0.36%	0.35	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.35%	0.35	%(d)
Ratio of net investment income to average net assets	2.79%	2.98	%(d)
Portfolio turnover rate	4%	6	%(c)

	Biotech ETF#
	For the Year Ended September 30, 2013	For the Period December 20, 2011(a) through September 30, 2012
Net asset value, beginning of period	$54.07	$35.28
Income from investment operations:
Net investment income	0.01	0.01
Net realized and unrealized gain on investments	28.85	18.78
Total from investment operations	28.86	18.79
Less:
Dividends from net investment income	(0.02)	–
Distributions from net realized capital gains	(0.17)	–
Total dividends and distributions	(0.19)	–
Net asset value, end of period	$82.74	$54.07
Total return (b)	53.55%	53.26	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$434,089	$132,278
Ratio of gross expenses to average net assets	0.41%	0.44	%(d)
Ratio of net expenses to average net assets	0.35%	0.35	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.35%	0.35	%(d)
Ratio of net investment income to average net assets	0.01%	0.03	%(d)
Portfolio turnover rate	0%	12	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
#	On February 14, 2012, the Fund effected a share split as described in the Notes to Financial Statements. Per share data has been adjusted to give effect to the share split (see Note 10).

See Notes to Financial Statements

42

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:

	Environmental Services ETF
	For the Year Ended September 30,	For the Period January 1, 2012 through September 30,		For the Year Ended December 31,
	2013	2012		2011	2010	2009	2008
Net asset value, beginning of period	$49.65	$46.61		$51.54	$42.68	$35.27	$51.87
Income from investment operations:
Net investment income	0.91	0.50		0.62	0.50	0.36	0.38
Net realized and unrealized gain (loss) on investments	12.66	2.54		(4.93)	8.86	7.43	(16.61)
Total from investment operations	13.57	3.04		(4.31)	9.36	7.79	(16.23)
Less:
Dividends from net investment income	(0.79)	–		(0.62)	(0.50)	(0.38)	(0.37)
Net asset value, end of period	$62.43	$49.65		$46.61	$51.54	$42.68	$35.27
Total return (b)	27.67%	6.52	%(c)	(8.36)%	21.93%	22.07%	(31.30)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$18,729	$19,860		$23,305	$30,927	$25,606	$24,687
Ratio of gross expenses to average net assets	1.01%	1.01	%(d)	0.83%	0.72%	0.86%	0.68%
Ratio of net expenses to average net assets	0.55%	0.55	%(d)	0.55%	0.55%	0.56%	0.55%
Ratio of net expenses, excluding interest expense, to average net assets	0.55%	0.55	%(d)	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	1.60%	1.23	%(d)	1.08%	1.12%	0.94%	0.73%
Portfolio turnover rate	5%	4	%(c)	1%	6%	24%	32%

	Gaming ETF
	For the Year Ended September 30,	For the Period January 1, 2012 through September 30,		For the Year Ended December 31,			For the Period January 22, 2008(a) through December 31,
	2013	2012		2011	2010	2009	2008
Net asset value, beginning of period	$34.22	$30.23		$31.48	$23.60	$17.54	$39.39
Income from investment operations:
Net investment income	1.10	0.80		0.75	0.72	0.40	0.56
Net realized and unrealized gain (loss) on investments	13.55	3.19		(1.34)	7.99	6.17	(22.18)
Total from investment operations	14.65	3.99		(0.59)	8.71	6.57	(21.62)
Less:
Dividends from net investment income	(1.38)	–		(0.63)	(0.81)	(0.49)	(0.23)
Distributions from net realized capital gains	–	–		(0.03)	(0.02)	–	–
Return of capital	–	–		–	–	(0.02)	–
Total dividends and distributions	(1.38)	–		(0.66)	(0.83)	(0.51)	(0.23)
Net asset value, end of period	$47.49	$34.22		$30.23	$31.48	$23.60	$17.54
Total return (b)	44.14%	13.20	%(c)	(1.87)%	36.97%	37.47%	(54.89	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$56,982	$59,894		$96,729	$129,062	$110,935	$2,631
Ratio of gross expenses to average net assets	0.83%	0.78	%(d)	0.66%	0.65%	0.71%	3.89	%(d)
Ratio of net expenses to average net assets	0.65%	0.66	%(d)	0.65%	0.65%	0.66%	0.70	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.65%	0.65	%(d)	0.65%	0.65%	0.65%	0.65	%(d)
Ratio of net investment income to average net assets	2.73%	2.29	%(d)	1.91%	2.53%	3.08%	2.81	%(d)
Portfolio turnover rate	16%	18	%(c)	19%	11%	33%	19	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

43

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:

	Pharmaceutical ETF#
	For the Year Ended September 30, 2013	For the Period December 20, 2011(a) through September 30, 2012
Net asset value, beginning of period	$41.03	$35.96
Income from investment operations:
Net investment income	1.08	1.12
Net realized and unrealized gain on investments	7.78	3.95
Total from investment operations	8.86	5.07
Less:
Dividends from net investment income	(2.00)	–
Net asset value, end of period	$47.89	$41.03
Total return (b)	22.44%	14.10	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$241,267	$173,897
Ratio of gross expenses to average net assets	0.43%	0.41	%(d)
Ratio of net expenses to average net assets	0.35%	0.35	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.35%	0.35	%(d)
Ratio of net investment income to average net assets	2.30%	2.74	%(d)
Portfolio turnover rate	3%	1	%(c)

	Retail ETF#
	For the Year Ended September 30, 2013	For the Period December 20, 2011(a) through September 30, 2012
Net asset value, beginning of period	$44.88	$37.32
Income from investment operations:
Net investment income	0.27	0.95
Net realized and unrealized gain on investments	11.04	6.63
Total from investment operations	11.31	7.58
Less:
Dividends from net investment income	(0.85)	(0.02)
Net asset value, end of period	$55.34	$44.88
Total return (b)	25.69%	20.32	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$42,696	$21,163
Ratio of gross expenses to average net assets	0.69%	0.55	%(d)
Ratio of net expenses to average net assets	0.35%	0.35	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.35%	0.35	%(d)
Ratio of net investment income to average net assets	1.84%	1.40	%(d)
Portfolio turnover rate	3%	2	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
#	On February 14, 2012, the Fund effected a share split as described in the Notes to Financial Statements. Per share data has been adjusted to give effect to the share split (see Note 10).

See Notes to Financial Statements

44

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:

	Semiconductor ETF
	For the Year Ended September 30, 2013	For the Period December 20, 2011(a) through September 30, 2012
Net asset value, beginning of period	$31.66	$29.95
Income from investment operations:
Net investment income	0.72	0.56
Net realized and unrealized gain on investments	8.20	1.15
Total from investment operations	8.92	1.71
Less:
Dividends from net investment income	(0.70)	–
Net asset value, end of period	$39.88	$31.66
Total return (b)	28.70%	5.71	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$262,017	$282,397
Ratio of gross expenses to average net assets	0.43%	0.40	%(d)
Ratio of net expenses to average net assets	0.35%	0.35	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.35%	0.35	%(d)
Ratio of net investment income to average net assets	1.81%	1.87	%(d)
Portfolio turnover rate	4%	2	%(c)

	Wide Moat ETF
	For the Year Ended September 30, 2013	For the Period April 24, 2012(a) through September 30, 2012
Net asset value, beginning of period	$21.54	$20.15
Income from investment operations:
Net investment income	0.23	0.08
Net realized and unrealized gain on investments	5.46	1.31
Total from investment operations	5.69	1.39
Less:
Dividends from net investment income	(0.14)	–
Net asset value, end of period	$27.09	$21.54
Total return (b)	26.54%	6.90	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$364,395	$66,782
Ratio of gross expenses to average net assets	0.51%	1.04	%(d)
Ratio of net expenses to average net assets	0.49%	0.49	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.49%	0.49	%(d)
Ratio of net investment income to average net assets	1.48%	1.62	%(d)
Portfolio turnover rate	1%	0	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

45

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

Note 1–Fund Organization–Market Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of September 30, 2013, offers fifty three investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Bank and Brokerage ETF, Biotech ETF, Environmental Services ETF, Gaming ETF, Pharmaceutical ETF, Retail ETF, Semiconductor ETF and Wide Moat ETF, (each a “Fund” and, together, the “Funds”). Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index published by the NYSE Euronext, Morningstar, or Market Vectors Index Solutions GmbH, a wholly-owned subsidiary of Van Eck Associates Corporation (the “Adviser”).

The Funds’ commencement of operations dates and their respective indices are presented below:

Fund	Commencement of Operations	Index
Bank and Brokerage ETF	December 20, 2011	Market Vectors US Listed Bank and Brokerage 25 Index*
Biotech ETF	December 20, 2011	Market Vectors US Listed Biotech 25 Index*
Environmental Services ETF**	October 10, 2006	NYSE Arca Environmental Services Index
Gaming ETF**	January 22, 2008	Market Vectors Global Gaming Index*
Pharmaceutical ETF	December 20, 2011	Market Vectors US Listed Pharmaceutical 25 Index*
Retail ETF	December 20, 2011	Market Vectors US Listed Retail 25 Index*
Semiconductor ETF	December 20, 2011	Market Vectors US Listed Semiconductor 25 Index*
Wide Moat ETF ***	April 24, 2012	Morningstar® Wide Moat Focus IndexSM

*	Published by Market Vectors Index Solutions GmbH
**	Effective January 1, 2012, the Fund changed its fiscal year end from December 31 to September 30.
***	Effective February 1, 2013, name changed from Morningstar Wide Moat Research ETF to Wide Moat ETF.

Note 2–Significant Accounting Policies–The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation–The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in the interest rates between the U.S. and foreign markets and are classified as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of the Adviser
46

appointed by the Board of Trustees. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes–It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders–Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund (except Bank and Brokerage ETF and Pharmaceutical ETF which are paid quarterly). Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation–Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

47

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2013 (continued)

E.	Restricted Securities–The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Use of Derivative Instruments–The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The Funds held no derivative instruments during the year ended September 30, 2013.

G.	Repurchase Agreements–The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller.

H.	Other–Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date/rate. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3–Investment Management and Other Agreements–The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.35% of each Fund’s average daily net assets (except for annual rates of 0.45% for Wide Moat ETF, 0.50% for Environmental Services ETF and Gaming ETF). The Adviser has agreed, at least until February 1, 2014, to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense caps, excluding interest expense, listed in the table below.

48

The expense caps and the amounts waived/assumed by the Adviser for the year ended September 30, 2013 are as follows:

Fund	Expense Cap	Waiver of Management Fees	Expenses Assumed by the Adviser
Bank and Brokerage ETF	0.35%	$66,586	$33,908
Biotech ETF	0.35	159,504	–
Environmental Services ETF	0.55	85,819	–
Gaming ETF	0.65	95,716	–
Pharmaceutical ETF	0.35	171,357	–
Retail ETF	0.35	98,649	–
Semiconductor ETF	0.35	223,282	–
Wide Moat ETF	0.49	43,958	–

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ Distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4–Investments–For the year ended September 30, 2013, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Bank and Brokerage ETF	$1,008,736	$896,238
Biotech ETF	34,384,187	–
Environmental Services ETF	901,525	2,463,585
Gaming ETF	8,691,679	12,522,937
Pharmaceutical ETF	21,194,903	5,868,257
Retail ETF	1,968,805	733,649
Semiconductor ETF	25,600,261	11,844,326
Wide Moat ETF	36,250,487	1,100,630

Note 5–Income Taxes–As of September 30, 2013, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Bank and Brokerage ETF	$14,889,610	$558,843	$(180,098)	$378,745
Biotech ETF	358,172,616	80,915,671	(3,183,073)	77,732,598
Environmental Services ETF	18,105,100	2,478,752	(1,758,980)	719,772
Gaming ETF	39,653,206	18,181,089	(929,038)	17,252,051
Pharmaceutical ETF	229,089,297	15,312,738	(3,566,830)	11,745,908
Retail ETF	40,476,903	2,769,612	(522,835)	2,246,777
Semiconductor ETF	270,838,006	6,207,899	(14,948,939)	(8,741,040)
Wide Moat ETF	361,112,414	11,469,948	(7,730,205)	3,739,743

At September 30, 2013, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Losses	Qualified Late-Year Losses	Other Temporary Difference	Unrealized Appreciation (Depreciation)	Total
Bank and Brokerage ETF	$100,110	$–	$–	$(506)	$378,745	$478,349
Biotech ETF	11,144	–	–	(3,217)	77,732,597	77,740,524
Environmental Services ETF	188,068	(9,602,906)	(2,743,883)	(4,507)	719,772	(11,443,456)
Gaming ETF	586,894	–	–	(8,145)	17,255,411	17,834,160
Pharmaceutical ETF	1,031,848	–	–	(4,336)	11,745,908	12,773,420
Retail ETF	274,916	(1,846)	(8,494)	(911)	2,246,777	2,510,442
Semiconductor ETF	3,910,646	–	(137,530)	(6,481)	(8,741,040)	(4,974,405)
Wide Moat ETF	2,323,913	–	(37,587)	(1,964)	3,739,743	6,024,105

49

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2013 (continued)

The tax character of dividends paid to shareholders during the years ended September 30, 2013 and September 30, 2012 were as follows:

	2013 Dividends	2012 Dividends
Fund	Ordinary Income	Ordinary Income
Bank and Brokerage ETF	$920,773	$41,303
Biotech ETF	486,956	–
Environmental Services ETF	315,200	–
Gaming ETF	2,349,400	–
Pharmaceutical ETF	8,761,804	–
Retail ETF	695,015	59,942
Semiconductor ETF	6,734,656	–
Wide Moat ETF	673,200	–

Qualified late-year losses comprised of post-October capital losses incurred after October 31, 2012, and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31, 2012 and specified losses incurred after October 31, 2012. These losses are deemed to arise on the first day of the Funds’ next taxable year. For the year ended September 30, 2013, the Funds intend to defer to October 1, 2013 for federal tax purposes the below listed post-October capital losses:

Fund	Post-October Capital Losses
Environmental Services ETF	$2,743,883
Retail ETF	8,494
Semiconductor ETF	137,530
Wide Moat ETF	37,587

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At September 30, 2013, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Post-Effective-	Post Effective-
	No Expiration Long-Term	No Expiration Short-Term	Amount Expiring in the Year Ended September 30,
Fund	Capital Losses	Capital Losses	2018	2017	2016
Environmental Services ETF	$567,693	$–	$479,375	$6,445,705	$2,110,133
Retail ETF	–	1,846	–	–	–

During the year ended September 30, 2013, as a result of permanent book to tax differences, primarily due to tax treatment of in-kind redemptions, foreign currency gains and losses, and non-taxable distribution from corporate stocks, the Funds’ incurred differences that affected undistributed net investment income/loss, accumulated net realized gain/loss on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

50

Fund	Increase/Decrease in Undistributed Net Investment Income/Loss	Increase/Decrease in Accumulated Net Realized Gain/Loss	Increase/Decrease in Aggregate Paid in Capital
Bank and Brokerage ETF	$91	$(5,243,370)	$5,243,279
Biotech ETF	(2,019)	(52,918,048)	52,920,067
Environmental Services ETF	–	(1,586,818)	1,586,818
Gaming ETF	(135,027)	(10,291,418)	10,426,445
Pharmaceutical ETF	–	(34,499,567)	34,499,567
Retail ETF	–	(3,901,603)	3,901,603
Semiconductor ETF	104,311	(64,900,013)	64,795,702
Wide Moat ETF	–	(41,589,452)	41,589,452

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended September 30, 2010-2012), or expected to be taken in the Funds’ current tax year. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended September 30, 2013, the Funds did not incur any interest or penalties.

Note 6–Capital Share Transactions–As of September 30, 2013, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of at least 50,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the year ended September 30, 2013, the Funds had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
Bank and Brokerage ETF	$47,449,909	$63,905,150
Biotech ETF	325,162,253	164,958,391
Environmental Services ETF	6,695,581	10,628,776
Gaming ETF	9,572,990	27,210,510
Pharmaceutical ETF	250,960,903	236,710,409
Retail ETF	105,160,670	91,025,207
Semiconductor ETF	1,928,503,432	2,036,203,870
Wide Moat ETF	582,086,313	363,768,344

Note 7–Concentration of Risk–The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Note 8–Trustee Deferred Compensation Plan–The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

51

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2013 (continued)

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9–Securities Lending–To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and shares the interest earned on the collateral and borrowing fees received with the securities lending agent. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the Bank of New York Overnight Government Fund, the Bank of New York Institutional Cash Reserve, or repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. As of September 30, 2013, the loans outstanding and the collateral received are included in value of securities on loan and collateral for securities loaned, respectively, in the Statements of Assets and Liabilities.

Note 10–Share Split–On January 27, 2012, the Board of Trustees of the Market Vectors ETF Trust approved a split of the shares for Bank and Brokerage ETF, Biotech ETF, Pharmaceutical ETF, and Retail ETF. The share splits took place for shareholders of record as of the close of business on February 10, 2012, and were paid on February 13, 2012. Each Fund’s shares began trading on a split-adjusted basis on February 14, 2012. Biotech ETF and Retail ETF split its shares three-for-one. Bank and Brokerage ETF and Pharmaceutical ETF split its shares two-for-one.

Note 11–Bank Line of Credit–Certain Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended September 30, 2013, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of September 30, 2013
Bank and Brokerage ETF	69	$166,797	1.81%	$–
Biotech ETF	46	721,239	1.58	225,000
Environmental Services ETF	5	168,000	1.58	–
Gaming ETF	112	151,170	1.75	–
Pharmaceutical ETF	322	703,416	1.70	295,003
Retail ETF	8	125,375	1.92	–
Semiconductor ETF	174	1,369,638	1.70	–
Wide Moat ETF	202	313,868	1.61	580,000

Note 12–Custodian Fees–The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended September 30, 2013, the Funds did not have any expense offsets to reduce custodian fees.

Note 13–Recent Accounting Pronouncements–In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet

52

offsetting disclosures to derivative instruments, repurchase and reverse-repurchase agreements, and securities lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Funds’ financial statements.

Note 14–Subsequent Event Review–The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The following dividends from net investment income were declared and paid subsequent to September 30, 2013:

Fund	Ex-Date	Record Date	Payable Date	Per Share
Bank and Brokerage ETF	10/1/13	10/3/13	10/7/13	$0.3445
Pharmaceutical ETF	10/1/13	10/3/13	10/7/13	0.2052
53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Market Vectors ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Bank and Brokerage ETF, Biotech ETF, Environmental Services ETF, Gaming ETF, Pharmaceutical ETF, Retail ETF, Semiconductor ETF, and Wide Moat ETF (eight of the series constituting Market Vectors ETF Trust) (the “Funds”) as of September 30, 2013, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bank and Brokerage ETF, Biotech ETF, Environmental Services ETF, Gaming ETF, Pharmaceutical ETF, Retail ETF, Semiconductor ETF, and Wide Moat ETF (eight of the series constituting Market Vectors ETF Trust) at September 30, 2013, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 18, 2013

54

MARKET VECTORS ETF TRUST

TAX INFORMATION

(unaudited)

The Fund listed below intends to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during the year ended September 30, 2013 by the Fund was as shown below.

Fund	Foreign Tax Credits	Gross Foreign Source Income
Gaming ETF	$34,242	$1,051,213
55

MARKET VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

September 30, 2013 (unaudited)

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Independent Trustees:

David H. Chow, 54*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	53	Director, Forward Management LLC and Audit Committee Chairman, January 2008 to present; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee, May 2009 to present; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, since July 2013 to present, and Board Member of the CFA Society of Stamford, July 2009 to present.

R. Alastair Short, 60*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	64	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J. Sidebottom, 50*†	Trustee	Since 2012	Partner, Bain & Company (management consulting firm), April 2012 to present; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012; Executive Vice President, Wachovia Corporation (financial services firm), December 2007 to February 2009.	53	Board Member, Special Olympics, New Jersey, November 2011 to present; Director, The Charlotte Research Institute, December 2000 to present; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012.

Richard D. Stamberger, 54*†	Trustee	Since 2006	President and CEO, SmartBrief, Inc. (media company).	64	None.

Interested Trustee:

Jan F. van Eck, 50[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	53	Director, National Committee on US-China Relations.

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
56

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Russell G. Brennan, 48	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005 - October 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 53	Vice President	Since 2006	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

Simon Chen, 41	Assistant Vice President	Since 2012	Greater China Director of the Adviser (Since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).

John J. Crimmins, 56	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of VESC and VEARA (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 - February 2009); Officer of other investment companies advised by the Adviser.

Eduardo Escario, 37	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (Since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 - July 2008).

Lars Hamich, 44	Vice President	Since 2012	Managing Director and Chief Executive Officer of Van Eck Global (Europe) GmbH (Since 2009); Chief Executive Officer of Market Vectors Index Solutions GmbH (“MVIS”) (Since June 2011); Managing Director of STOXX Limited (Until 2008).

Wu-Kwan Kit, 32	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2011); Associate, Schulte Roth & Zabel (September 2007 - 2011); University of Pennsylvania Law School (August 2004 - May 2007).

Susan C. Lashley, 58	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 33	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005 - June 2008); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 65	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President, Secretary and Chief Legal Officer (Since 2006)	Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA (Since October 2010); Chief Compliance Officer of the Adviser and VEARA (March 2013 - September 2013) Officer of other investment companies advised by the Adviser.

Ferat Oeztuerk, 30	Assistant Vice President	Since 2012	Sales Associate, Van Eck Global (Europe) GmbH (Since November 2011); Account Manager, Vodafone Global Enterprise Limited (January 2011 to October 2011).

Jonathan R. Simon, 39	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 58	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of the Adviser, VESC and VEARA (Since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 52	Chief Compliance Officer	Chief Compliance Officer (Since September 2013)	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (Since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010 - September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008 - June 2010).

1	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.
57

MARKET VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

(unaudited)

At a meeting held on June 6, 2013 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of Market Vectors ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the Market Vectors Bank and Brokerage ETF, Biotech ETF, Environmental Services ETF, Gaming ETF, Global Chemicals ETF, Pharmaceutical ETF, Retail ETF, Semiconductor ETF and Wide Moat ETF (collectively, the “Funds”).

The Board’s approval of the Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 7, 2013. At that meeting, the Trustees discussed the information the Adviser and Lipper Inc. (“Lipper”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance (for those Funds which had begun operations) and expenses of the Funds (where applicable) and the Funds’ peer funds (other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance and expense information for certain of the Funds against their peer groups, the Trustees considered that some of the Funds generally invest in a different group of issuers than some or all of the other funds in a Fund’s designated peer group, and certain measures of tracking error for designated peer groups are not available. For these and other reasons, the Trustees noted that the peer group information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Investment Management Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and the May 7, 2013 meeting and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser provides under, the Investment Management Agreements, including, where applicable, the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of time.

The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Funds’ portfolios, especially in light of the performance of those Funds that had commenced operations prior to the date of the Renewal Meeting (the “Operating Funds”). In evaluating each Operating Fund’s performance, the Trustees assessed the Operating Fund’s performance based on how well the performance of the Operating Fund tracked the performance of its benchmark index, using a variety of measurements in this regard, including a measure of tracking error that takes into account the fair value of the securities in the index. Based on discussions with the Adviser, the Trustees concluded that the investment performance of the Operating Funds was satisfactory.

The Trustees also considered information relating to the financial condition of the Adviser, the current status, as they understood it, of the Adviser’s compliance environment and the Adviser’s views of the Trust’s other service providers.

As noted above, the Trustees were also provided various data from Lipper comparing the Operating Funds’ expenses and performance to that of other ETFs. The Trustees noted that the information provided showed that, of the Operating Funds, each of Market Vectors Gaming ETF and Wide Moat ETF had a total expense ratio (after the effect of any applicable expense limitation) greater than the average and median of its peer group of funds, while Environmental Services ETF had a total expense ratio (after the effect of any applicable expense limitation) greater than the median but below the average of its peer group of funds. The Trustees concluded, however, in light of this information and the other information available to them, including that the Adviser was currently waiving some or all of its management fee and/or reimbursing expenses for these Funds, that the fees paid by the Operating Funds were reasonable in light of the performance of the Operating Funds and the quality of services received. The Trustees noted that this comparative data, while generally helpful, was limited in its usefulness in many cases due to the lack of a large number of directly comparable ETFs.

58

The Trustees also considered any other benefits received by the Adviser from serving as adviser to the Funds and from providing certain administrative services to the Funds, and from an affiliate of the Adviser serving as distributor for the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Operating Fund. The Trustees reviewed each Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees noted that the Funds were still relatively new products, which therefore made it difficult to quantify the potential variability in net assets and thus determine the sustainability of any potential economies of scale which may exist. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund is reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and currently reflects an appropriate sharing of any economies of scale which may exist with shareholders. The Trustees also determined that the profits earned by the Adviser in respect of the Funds that were profitable to the Adviser were reasonable in light of the nature and quality of the services received by such Funds.

The Trustees did not consider historical information about the profitability of Market Vectors Global Chemicals ETF to the Adviser because the Fund had not yet commenced operations at the time of the Renewal Meeting. In addition, because the Fund had not yet commenced operations, the Trustees could not consider the historical performance or the quality of services previously provided to such Fund although they concluded that the nature, quality, and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 7, 2013 meeting, as part of their consideration of the Investment Management Agreements.

In voting to approve the continuation of the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Investment Management Agreement is in the interest of each Fund and such Fund’s shareholders.

59

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.888.MKT.VCTR, or by visiting marketvectorsetfs.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Investment Adviser:

Van Eck Associates Corporation

Distributor:

Van Eck Securities Corporation 335
Madison Avenue
New York, NY 10017
vaneck.com

Account Assistance:

1.888.MKT.VCTR

MVINDUSAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that David Chow, R.
     Alastair Short and Richard Stamberger, members of the Audit and
     Governance Committees, are "audit committee financial experts" and
     "independent" as such terms are defined in the instructions to Form N-CSR
     Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2013 and
     September 30, 2012, were $258,200 and $120,000, respectively.

(b)  Audit-Related Fees. Not applicable.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     September 30, 2013 and September 30, 2012, were $111,439 and $0, respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded the Market Vectors ETF Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MARKET VECTORS ETF TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date December 4, 2013
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date December 4, 2013
     ----------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date December 4, 2013
     ----------------